SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-12

                         FIRST CAPITAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:-----------------------------------------------

     2)   Form, Schedule or Registration Statement No.:-------------------------

     3)   Filing Party:---------------------------------------------------------

     4)   Date Filed:-----------------------------------------------------------

                         FIRST CAPITAL BANCSHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Dear Fellow Shareholder:

      We cordially invite you to attend the 2002 Annual Meeting of Shareholders of First Capital Bancshares, Inc., the holding company for First Capital Bank. At the meeting, we will report on our performance in 2001 and answer your questions. We are excited about our accomplishments over the last year, and we look forward to discussing both our accomplishments and our plans with you. We hope that you can attend the meeting and look forward to seeing you there.

      This letter serves as your official notice that the Annual Meeting of the Shareholders of First Capital Bancshares, Inc. will be held at Marlboro Electric Cooperative Meeting Room, 254 Highway 15-401 Bypass East, Bennettsville, South Carolina, on Tuesday, May 21, 2002, at 2:00 p.m., for the following purposes:

     (1)  To elect eight directors to each serve a one-year term;

     (2) To ratify the appointment of Tourville, Simpson & Caskey, LLP, as the Company's independent auditors for the year ended December 31, 2002; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 28, 2002, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2002 Proxy Statement. Also included is the Company's 2001 Annual Report to Shareholders.

                                   By Order of the Board of Directors



April 5, 2002                     Charles O. Rivers
                                  President and Chief Executive Officer

                         FIRST CAPITAL BANCSHARES, INC.
                         207 Highway 15/401 Bypass East
                                 P. O. Drawer 40
                       Bennettsville, South Carolina 29512

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Capital Bancshares, Inc. (the "Company") for use at the 2002 Annual Meeting of Shareholders to be held at 2:00 p.m. on Tuesday, May 21, 2002 at Marlboro Electric Cooperative Meeting Room, 254 Highway 15-401 Bypass East, Bennettsville, South Carolina. A Notice of Annual Meeting is attached, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 5, 2002. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2001, including financial statements, is enclosed. The Annual
Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to John M. Digby, Chief Financial Officer, First Capital Bancshares, Inc., 207 Highway 15/401 Bypass East, Bennettsville, South Carolina 29512 or by mailing to Mr. Digby at P. O. Drawer 40, Bennettsville, South Carolina 29512, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on March 28, 2002, there were outstanding 563,728 shares of the Company's common stock. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 28, 2002 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if a majority of the shares entitled to vote present in person or by proxy vote in favor of the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2003 Annual Meeting may do so by mailing them in writing to John M. Digby, Chief Financial Officer, First Capital Bancshares, Inc., P. O. Drawer 40, Bennettsville, South Carolina 29512, or by delivering them in writing to Mr. Digby at the Company's main office, 207 Highway 15/401 Bypass East, Bennettsville, South Carolina 29512. Such written proposals will only be voted upon if they are received by the Company not later than 90 days prior to the date of the 2003 Annual Meeting, and comply with the requirements in the Company's bylaws. The chairman of the meeting may waive this requirement for good cause shown. Such written proposals will not be included in the Company's Proxy Statement and Form of Proxy for the 2003 Annual Meeting of Shareholders, however, unless they are received by the Company by December 17, 2002, and are otherwise appropriate for inclusion in the Proxy Statement. With respect to any shareholder proposal not received by the Company prior to March 2, 2003, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

      The following table shows as of March 1, 2002, the number of shares and percentage of shares outstanding of the Company's common stock owned by persons believed by the Company to own more than 5% of the outstanding common stock.

                                           Number of         Percent of Common
Name                                     Shares Owned        Stock Outstanding
----                                     ------------        -----------------

Lee C. Shortt                               31,750                 5.6%
    111 Market Street
    Bennettsville, SC 29512

Bernard Odell Jeffers and                   59,380                10.53%
Evelyn Faye Jeffers
    7914 Low Tide Court
    Pasedena, MD 21122

Wiley F. Cartrette                          44,300                 7.86%
    100 Cartrette Circle
    McColl, SC 29570

Directors

      The following table shows as of March 1, 2002, the number of shares and percentage of shares outstanding of the Company's common stock owned by directors and executive officers.

                                           Number of        Percentage of Common
  Name                                  Shares owned(1)       Stock Outstanding
  ----                                  ---------------       -----------------

Shoukath Ansari, M.D.                        15,024                  2.67%
John H. Covington                            10,190(2)               1.81%
John M. Digby                                    58                      *
Robert G. Dowdy                              10,602                  1.88%
Harry L. Howell, Jr.                         28,000                  4.97%
Luther D. Hutchins                           10,500                  1.86%
Joe D. Manis                                 25,450                  4.52%
Charles O. Rivers                             6,700(3)               1.17%
Paul F. Rush, M.D.                           18,400                  3.26%
Executive officers, directors, and          124,924                 22.16%
Nominees as a group (10 persons)

*Less than 1%
(1)      Except as otherwise noted, all shares are owned directly.
(2)      Includes 700 shares owned by Mr. Covington's children.
(3)      Includes 6,000 shares subject to currently exercisable options.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, eight directors are to be elected to hold office for one year, their terms expiring at the 2003 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. The Board of Directors acts as a nominating committee. The Board has nominated and recommends election of the following persons as directors:

Shoukath Ansari, M.D.        Harry L. Howell, Jr.        Charles O. Rivers
John H. Covington            Luther D. Hutchins          Paul F. Rush, M.D.
Robert G. Dowdy              Joe D. Manis

         The Company's Bylaws provide that any other nominations must be made in writing and delivered to the Secretary of the Company at least 90 days prior to the Annual Meeting and must set forth the information required by the Company's bylaws. No other nominations were received by this deadline.

         The persons named in the enclosed form of proxy intend to vote FOR the election as directors of the persons named above. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

Director Nominees

         Set forth below is information about the business experience and age of the nominees. All of the nominees are currently directors of the Company and First Capital Bank.

         Shoukath Ansari, M.D. 54, has been the president and a physician of Marlboro Gastroenterology Association, P.A. in Bennettsville, South Carolina since 1983. He served as chief of staff of Marlboro Park Hospital. He graduated in 1964 from SRI Parama Kalyani College in Alwarkurichi, Tamilnadu, India and earned an M. D. degree from Tirunelveli Medical College in Tirunelveli, Tamilnadu, India in 1971. He is a certified internist and gastroenterologist and has practiced gastroenterology for approximately 18 years, having opened his own practice in 1983. Dr. Ansari was born in 1948 in India and has been a resident and citizen of the United States since 1981. Dr. Ansari has served as a Director of the Company and the Bank since 1999.

         John H. Covington, 53, was the president of Covington Redi-Mix, Inc. from 1971 until his retirement in 1999 when he sold this business. Mr. Covington was a director of First Scotland Bancorp from 1988 until 1990. He graduated from the University of North Carolina, Chapel Hill with a B. S. in Business Administration in 1971. Mr. Covington was born in Bennettsville, South Carolina in 1948. Mr. Covington has served as a Director of the Company and the Bank since 2001.

         Robert G. Dowdy, 40, graduated with a pre-pharmacy degree from Francis Marion University in 1982. He then graduated from the Medical University of South Carolina with a B. S. in pharmacy in 1985. Mr. Dowdy obtained his license as a registered pharmacist in 1985 from the South Carolina Board of Pharmacy. He served as the director of pharmacy at Marlboro Park Hospital from 1986 to December 1994 when he left to work as director of pharmacy for Grim-Smith Hospital in Missouri from 1994 to April 1996. Mr. Dowdy moved back to Marlboro Park Hospital in April 1996 and is currently director of pharmacy. He was born in 1961 in Bennettsville, South Carolina. Mr. Dowdy has served as a Director of the Company and the Bank since 1999.

         Harry L. Howell, Jr., 33, graduated from Flora McDonald Academy in North Carolina in 1987. He is majority owner and has served as president of Scotland Motors, Inc., in Laurinburg, North Carolina since December 1984. Mr. Howell owns Scotland Leasing & Rental, Inc., an auto rental business as well as Lee Howell, Inc., a real estate rental business in Laurinburg. Mr. Howell is a member of the Stewartsville Baptist Church in Laurinburg. He was born in 1969 in Laurinburg, North Carolina. Mr. Howell has served as a Director of the Company and the Bank since 1999.

         Luther D. Hutchins, 41, graduated from Bennettsville High School in 1979 and attended Wake Forest University in North Carolina. Mr. Hutchins is the sole owner of Marlboro Appliance Center and Marlboro Frame Shoppe. He also owns a farm implement services company. Mr. Hutchins was born in 1960 in Winston-Salem, North Carolina. Mr. Hutchins has served as a Director of the Company and the Bank since 1999.

         Joe D. Manis, 56, has been President and Chief Executive Officer of Manis Custom Builders, Inc., a modular home manufacturer in Maxton, North Carolina since March, 2002. Mr. Manis was president of Crestline Homes, Inc., a builder of residential homes headquartered in Laurinburg, North Carolina, from 1983 until 2001. Mr. Manis graduated from Madisonville High School,
Madisonville, Tennessee in 1962. Mr. Manis was born in 1945 in Knox County, Tennessee. Mr. Manis has served as a Director of the Company and the Bank since 2001.

         Charles O. Rivers, 58, is the chief executive officer and president of the Company and the Bank. Mr. Rivers graduated from the University of South Carolina with a B.S. in banking and finance in 1966, and he received an M.B.A. from Duke University in 1991. Prior to joining the Company, Mr. Rivers served as the east Georgia president for First Union National Bank in Augusta, Georgia from 1996 until July 2000 and as the senior vice president/east regional executive for First Union in Wilson, North Carolina from 1987 until 1996. Mr. Rivers served First Union in various capacities for over 30 years throughout North Carolina and Georgia, including a position as the city executive for First Union responsible for banks in Laurinburg and Scotland County, North Carolina during the 1970s. He also was the president of McNair Investment Company, a diversified agro-business company, in Laurinburg, North Carolina from 1982 until 1987. Mr. Rivers has served numerous charitable organizations in the communities where he has lived, including as a member of the boards of trustees of St. Andrews Presbyterian College and the Laurinburg Chamber of Commerce. Mr. Rivers was born in 1944 in Chesterfield, South Carolina. Mr. Rivers has served as a Director of the Company and the Bank since 2000.

         Paul F. Rush, M.D., 46, Chairman of the Board of Directors of the Company and the Bank, graduated with a B.S. in biology from Presbyterian College in South Carolina in 1978. He received his M.D. from the University of South Carolina School of Medicine in 1982 and received his physician's license from the state of North Carolina in 1982 and from the State of South Carolina in 1987. Dr. Rush has held the position of senior physician at Scotland Orthopedic, P.A. in Laurinburg, North Carolina since August 1987. He has been a 25% owner of Scotland Orthopedic, P.A. since 1987, as well as Scotland Orthopedic Properties since 1989. Dr. Rush served as an advisory board member of BB&T in Laurinburg from 1989 to May 1998, is the Vice Chairman of the Scotland County Board of Education, and serves on the board of trustees of Scotland Memorial Hospital and the board of trustees of Scotia Village. Dr. Rush is also a fellow of the American Academy of Orthopedic Surgeons and a member of the First United Methodist Church in Laurinburg, North Carolina. Dr. Rush was born in 1956 in Charleston, South Carolina. Dr. Rush has served as a Director of the Company and the Bank since 1999.

Executive Officers

         Information about Charles O. Rivers, the President and Chief Executive Officer of the Company and the Bank, is set forth above.

         John M. Digby, 56, has been the chief financial officer of the Company and the Bank since 1999, and was an organizer of the Bank from 1998 until the Bank opened in 1999. He graduated from Georgia College in Milledgeville, Georgia in 1970, and he received his certificates from the Georgia Banker's School in 1984 and from the Georgia Banker's Commercial Lending School in 1987. Mr. Digby has ten prior years of experience as a chief financial officer from his employment with a community bank in Georgia. He also served as the chief financial officer for Clemson Bank & Trust, a start-up bank, in Clemson, South Carolina, from 1995 to 1996. Mr. Digby served as vice president for Community Capital Corporation, the holding company for Clemson Bank & Trust, in Greenwood, South Carolina, from 1997 until 1998. Mr. Digby was born in 1946 in Hawkinsville, Georgia.

         Neither the principal executive officers nor any of the directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2001, the Board of Directors of the Company met thirteen times, including regular and special meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee. Nominations of persons to serve as directors, other than those made by or on behalf of the Board of Directors, must be made in writing and delivered either by personal delivery or by United States mail, postage prepaid, return receipt requested, to the Secretary of the Corporation at 207 Highway 15/401 Bypass East, Bennettsville, South Carolina 29512, no later than ninety days in advance of an annual meeting of shareholders. If directors are to be elected at a special meeting of shareholders instead of an annual meeting, the written notice must be delivered not later than the close of business on the seventh day following the date on which notice of such special meeting is given to shareholders. Each notice must comply with the requirements of the Company's Bylaws.

Audit Committee. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Ansari, Covington, Dowdy and Manis. The Audit Committee met three times in 2001. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards, as modified or supplemented.

Compensation   Committee.   The   Compensation   Committee  is  responsible  for
establishing the Company's compensation plans. Its duties include the development with management of all benefit plans for employees, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. This committee met once during the year ended December 31, 2001. The Compensation Committee is comprised of Messrs. Ansari, Dowdy, Howell and Rush.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation. No other executive officer earned $100,000 or more during the year ended December 31, 2001.


                           Summary Compensation Table

                                                                                     Long Term
                                                                                    Compensation
                                                                                    ------------
                                                  Annual Compensation(1)               Awards
                                                  ----------------------               ------
                                                                                      Number of
                                                                                     Securities
                                                                                     Underlying          All Other
                                                                                       Options            Compen-
Name and Principal Position         Year            Salary           Bonus             Awarded           sation(2)
---------------------------         ----            ------           -----           -----------         ---------

Charles O. Rivers,                  2001          $133,000               -             30,000              $923
    Chief Executive Officer         2000            42,333               -                                    -
    and President

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(2)  Comprised of term life insurance premiums paid by the Company.

                        Option Grants in Last Fiscal Year

         The following table sets forth information about options granted to the Chief Executive Officer in 2001.

                                                  Individual Grants
                                                  -----------------
                                            Number of         % of Total
                                           Securities          Options
                                           Underlying         Granted to          Exercise
                                             Options          Employees            Price              Expiration
        Name                               Granted(1)           in 2001         (per share)               Date
        ----                               ----------           -------         -----------               ----

Charles O. Rivers                            30,000              100%              $7.80                2010

--------------------

(1) These options vest/vested in 20% increments on August 31, 2001, 2002, 2003, 2004 and 2005 as long as Mr. Rivers continues employment with the Company.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by Mr. Rivers at December 31, 2001. Mr. Rivers did not exercise any options in 2001.

                                                           Number of Securities             Value of Unexercised
                                                          Underlying Unexercised                In-the-Money
                                                             Options 12/31/01                Options 12/31/01(1)
                       Shares Acquired     Value       -----------------------------    ------------------------------
Name                     on Exercise     Realized       Exercisable   Unexercisable      Exercisable    Unexercisable
----                     -----------     --------       -----------   -------------      -----------    -------------

Charles O. Rivers             -              -             6,000         24,000               0               0

------------------
(1) Based on a price of $7.57 per share, the weighted average price at which the Company's Common Stock has been quoted during the past year on the Nasdaq OTC Bulletin Board, and an exercise price of $7.80 per share. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

2000 Stock Option Plan

         On April 25, 2000, the shareholders approved the adoption of a stock option plan. The plan authorizes the grant to employees and directors of stock options for up to 84,560 shares of common stock from time to time during the term of the plan, subject to adjustment upon changes in capitalization so that the number of shares authorized under the Plan shall at all times equal 15% of the outstanding shares of the Company's common stock. Under the plan, the Company may grant either incentive stock options, or nonqualified stock options. The Company may grant any or all of the 84,560 shares available under the plan as incentive stock options. The plan is administered by the Board of Directors. The board determines the employees and directors who will receive options and the number of shares that will be covered by their options. The board also determines the periods of time (not exceeding ten years from the date of grant in the case of an incentive stock option) during which options will be exercisable and determines whether termination of an optionee's employment under various circumstances would terminate options granted under the plan to that person. The option price per share is an amount to be determined by the Board of Directors, but the option price per share may not be less than 100% of the fair market value per share of the Company's stock on the date of grant.

Employment Agreements

         Charles O. Rivers. The Company has entered into an employment agreement with Charles O. Rivers for a three-year term, subject to renewal for an additional three years, pursuant to which Mr. Rivers serves as the chief executive officer and president of the Company and the Bank. Under his agreement, Mr. Rivers receives an annual salary of $115,000, plus $1,500 per month in fringe benefits representing automobile expenses, club dues, and health insurance expenses. Beginning in 2003, Mr. Rivers is also entitled to annual bonuses equal to 5% of the Bank's prior year's net operating profits, plus 1,000 stock options if he achieves specified goals and criteria. The 1,000 stock options will be granted for five years for a total of 5,000 options. Under the Agreement, Mr. Rivers is eligible to participate in any management incentive program or any long-term equity incentive program the Company adopts and is eligible for grants of stock options and other awards thereunder. Pursuant to the Agreement, the Company also agreed to grant Mr. Rivers options, or equivalent stock appreciation rights in the event stock options are not available under the Company's stock option plan, to purchase 30,000 shares of common stock for $7.80 per share. The options, or stock appreciation rights, will vest over a five-year period from the date Mr. Rivers commenced his employment and have a term of ten years. Additionally, Mr. Rivers participates in retirement and other benefit programs generally available to employees, and he is entitled to reimbursement for travel and business expenses.

         Mr. Rivers' Employment Agreement also provides that following termination of his employment and for a period of 24 months thereafter, Mr. Rivers may not (a) solicit any of the Company's major customers for the purpose of providing financial services, or (b) solicit any of the Company's employees for employment. If Mr. Rivers' employment is terminated by the Company without cause, he will be entitled to severance equal to his then current base salary for a period of 18 months plus bonus earned through the date of his termination.

If the Company terminates Mr. Rivers' employment within one year following a change in control (as defined in the Agreement) of the Company, Mr. Rivers' restrictive covenants will lapse, and he will be entitled to a severance payment equal to 150% of his then current base salary plus any bonus earned through the date of his termination. If Mr. Rivers terminates his employment after a change of control he will be entitled to a severance payment of $100,000 plus any bonus earned through the date of his termination; except that if he terminates his employment after the Company requires him to relocate more than 35 miles from his current place of employment, reduces his responsibilities, or terminates him without cause, he will instead be entitled to 150% of his then current base salary plus any bonus earned through the date of his termination.

         John M. Digby. The Company has entered into an employment letter with John M. Digby in which he agrees to serve as the chief financial officer of the Company and the Bank. Mr. Digby's current salary is $66,000 per year. Mr. Digby also participates in other benefit programs offered by the Bank to employees in general, and has an officer's liability insurance policy and two weeks vacation.

         Mr. Digby's employment letter also provides that following termination of his employment and for a period of twelve months thereafter, Mr. Digby may not (a) compete with the Company by, directly or indirectly, forming, serving as an organizer, director or officer of, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches in the territory of the Company's main office or branches, (b) solicit any of the Company's major customers for the purpose of providing financial services, or (c) solicit any of the Company's employees for employment.

         The foregoing summaries of Mr. Rivers' and Mr. Digby's employment arrangements are qualified in their entirety by reference to the agreements.

Change of Control Agreement

         The Company has entered into a Change of Control Agreement with John M. Digby, its Chief Financial Officer. The agreement provides that, within one year after a change of control of the Company (as defined in the agreement), Mr. Digby may choose to terminate his employment with the Company. If Mr. Digby chooses to terminate his employment after a change of control, or if the Company terminates his employment without cause (as defined in the agreement) after a change of control, Mr. Digby will be entitled to payment of an amount equal to 150% of his then current base salary plus any bonus earned through the date of termination, plus any previously earned but unpaid salary, bonus and expenses.

         The foregoing summary of the Change of Control Agreement is qualified in its entirety by reference to the Agreement.

Compensation of Directors

         Neither the Company nor the Bank paid directors fees in 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2001 was $807,039. During 2001, $366,600 of new loans were made and repayments totaled $93,511. One director, Harry L. Howell, Jr. has personally guaranteed approximately $652,482 of auto loans originated through an automobile dealership he controls.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and written representations of the persons subject to Section 16(a), it appears that all such reports for these persons were filed in a timely fashion during 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Tourville, Simpson & Caskey, LLP, Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2002. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Audit Fees

         During 2001, Tourville, Simpson & Caskey, LLP billed the Company an aggregate of $13,850 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for the audit of its annual financial statements for the year ended December 31, 2001 will be approximately $18,850.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2001, Tourville, Simpson & Caskey, LLP did not provide the Company any services related to financial information systems design or implementation.

All Other Fees

         During the year ended December 31, 2001, Tourville, Simpson & Caskey, LLP billed the Company an aggregate of $22,309 for the following professional services provided during 2001: income tax preparation, internal audit services and assistance with preparation of Securities and Exchange Commission reports. The Company estimates that Tourville, Simpson & Caskey, LLP will bill an additional $3,000 during 2002 for such services provided in 2001. The Audit Committee considered whether provision of these services was compatible with maintaining Tourville, Simpson & Caskey, LLP's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the Company's independent auditors, Tourville, Simpson & Caskey, LLP, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Tourville, Simpson & Caskey, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Tourville, Simpson & Caskey, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

        Shoukath Ansari, M.D.        Joe D. Manis
        Robert G. Dowdy              John H. Covington

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001, free of charge by requesting such form in writing from John M. Digby, Chief Financial Officer, First Capital Bancshares, Inc., Post Office Drawer 40, Bennettsville, South Carolina 29512. Copies may also be downloaded from the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY

                         FIRST CAPITAL BANCSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, May 21, 2002

         Paul F. Rush or Charles O. Rivers, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 21, 2002, and at any adjournment thereof, as follows:

1.  ELECTION OF        [ ] FOR all nominees listed     [ ]  WITHHOLD AUTHORITY
    DIRECTORS TO           below (except any I have         to vote for all
    HOLD OFFICE             written below)                  nominees below
    FOR ONE YEAR

Shoukath Ansari, M.D., John H. Covington, Robert G. Dowdy, Harry L. Howell, Jr., Luther D. Hutchins, Joe D. Manis, Charles O. Rivers, Paul F. Rush, M.D.

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2.   Ratification  of  Tourville,   Simpson  &  Caskey,  LLP  as  the  Company's
     independent auditors for the year ended December 31, 2002.

     [ ]      FOR               [ ]     AGAINST           [ ]      ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                  , 2002        ------------------------------------------
       -----------------

                                      ------------------------------------------



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